SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 10, 2020

CPI CARD GROUP INC.

(Exact name of registrant as specified in its charter)

Delaware	001-37584	26-0344657
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

CPI Card Group Inc. 10026 West San Juan Way Littleton, CO 80127	80127
(Address of principal executive offices)	(Zip Code)

(720) 681-6304

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Securities Exchange Act of 1934:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value	PMTS	Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☒

Item 7.01. Regulation FD Disclosure.*

On January 2, 2020, the United States District Court for the District of Delaware granted preliminary approval of the settlement in the stockholder derivative action captioned Heckermann v. Montross et al., C.A. No. 1:17-cv-01673-CFC. The settlement will resolve all claims that were or could have been asserted in the litigation, and CPI Card Group Inc. (the “Company”) and the named defendants denied and continue to deny any liability or wrongdoing in connection with the allegations contained in the lawsuit. Under the settlement, CPI will implement certain corporate governance reforms and CPI’s insurer will pay fees and expenses awarded to the plaintiff’s counsel. There is no further monetary settlement. The derivative action was filed in late 2017 and related to CPI’s initial public offering in 2015.

The settlement is subject to final court approval.

Pursuant to the Order granting preliminary approval, the Company is publishing the Notice of Settlement to CPI Stockholders (the “Notice”), attached hereto as Exhibit 99.1. The Stipulation and Agreement of Settlement is attached hereto as Exhibit 99.2 (the “Stipulation”). The Notice and the Stipulation are available for review on the Company’s investor relations website at https://investor.cpicardgroup.com/home/. The contents of the Company’s website shall not be deemed to be incorporated by reference into this Item 7.01.

Item 9.01(d)         Exhibits

Exhibit 99.1*	Notice of Settlement to CPI Stockholders dated January 10, 2020.
Exhibit 99.2*	Stipulation and Agreement of Settlement dated December 18, 2019.

* The information furnished under Item 7.01 of this Current Report on Form 8-K, including Exhibits 99.1 and 99.2, is being furnished and shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: January 10, 2020

CPI CARD GROUP INC.

By:	/s/ Sarah Kilgore
Name:	Sarah Kilgore
Title:	Chief Legal and Compliance Officer